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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported)  FEBRUARY 03, 2006


                          POLO RALPH LAUREN CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         001-13057                                    13-2622036
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    (Commission File Number)               (IRS Employer Identification No.)


  650 MADISON AVENUE, NEW YORK, NEW YORK                          10022
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (212) 318-7000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.    OTHER EVENTS.

         The Company's press release, dated February 03, 2006, regarding its announcement of the completion of the acquisition of Sun Apparel, Inc, a wholly-owned subsidiary of Jones Apparel Group, Inc. holding the license for the Polo Jeans business in the United States, and the settlement of all outstanding litigation and claims with Jones and its subsidiaries and affiliates is attached hereto as Exhibit 99.1 and incorporated herein by reference.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (d)    Exhibits.

              EXHIBIT NO.       DESCRIPTION
              -----------       -----------

                  99.1          Press release, dated February 03, 2006


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     POLO RALPH LAUREN CORPORATION


Date:  February 03, 2006             By: /s/ Tracey T. Travis
                                         ---------------------------------------
                                         Name:  Tracey T. Travis
                                         Title: Senior Vice President of Finance
                                                and Chief Financial Officer


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EXHIBIT INDEX
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99.1     Press release, dated February 03, 2006